TABLE OF CONTENTS

PRESIDENT'S LETTER
ECONOMIC REVIEW AND OUTLOOK
SCHEDULE OF CHANGES IN UNIT VALUES

FUND REPORTS

     THE ALGER AMERICAN FUND SEMI-ANNUAL REPORT
      Alger American Growth Portfolio
      Alger American MidCap Growth Portfolio
      Alger American Small Cap Portfolio

     CIGNA VARIABLE PRODUCTS GROUP SEMI-ANNUAL REPORT
      CIGNA VP Investment Grade Bond Fund
      CIGNA VP Money Market Fund
      CIGNA VP S&P 500 Index Fund

     DEUTSCHE ASSET MANAGEMENT VIT FUNDS SEMI-ANNUAL REPORT
      Deutsche Asset Management VIT EAFE-Registered Trademark- Equity Index Fund Deutsche Asset Management VIT Small Cap Index Fund

     FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS SEMI-ANNUAL REPORT
      Fidelity VIP Equity-Income Portfolio
      Fidelity VIP High Income Portfolio
      Fidelity VIP II Investment Grade Bond Portfolio

     JANUS ASPEN SERIES TRUST SEMI-ANNUAL REPORT
      Janus Aspen Series Balanced Portfolio
      Janus Aspen Series Worldwide Growth Portfolio

     MFS-REGISTERED TRADEMARK- VARIABLE TRUST-SM- SEMI-ANNUAL REPORT
      MFS Emerging Growth Series
      MFS Total Return Series

     NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST
      Neuberger Berman AMT Partners Portfolio

     OCC ACCUMULATION TRUST SEMI-ANNUAL REPORT
      OCC Equity Portfolio
      OCC Managed Portfolio
      OCC Small Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE
     PRODUCTS TRUST SEMI-ANNUAL REPORT
      Templeton International Fund Class I

[PHOTO]                  THOMAS C. JONES                           [LOGO]
                         President

  Dear CIGNA Client:

  It is a pleasure to provide you with this Semi-Annual report on the performance of your Corporate Variable Life Insurance product for the period ending June 30, 2000.

  The report includes financial data for each of the portfolio options available under your product. In addition, we have included a review of the Economy and Financial Markets for the Second Quarter 2000 by Robert DeLucia of CIGNA Investment Management. This overview deals with significant national and international trends affecting key markets. I hope you will take a few minutes to read it carefully.

  Your Corporate Variable Universal Life Product is designed specifically to meet your needs in the corporate marketplace. The CIGNA Corporate Insurance Team is dedicated to meeting your executive benefit funding needs with the sophisticated financial solutions that are essential to attracting and retaining executive talent...the talent needed to grow a business in this increasingly competitive market.

  We're extremely proud to have you as a client and look forward to an enduring partnership built on understanding, trust, and our ability to provide financial solutions of recognized value to your organization.

  If you have any questions or comments about this report, please feel free to call Ilia Castellano, Director of Administration for CIGNA's Corporate Insurance Department at 860. 534.7175. Ilia is available Monday through Friday, 8 am to 5 pm.

  Sincerely,

  /s/ Thomas C. Jones

                                      Connecticut General Life Insurance Company

                          ECONOMIC REVIEW AND OUTLOOK
                              SECOND QUARTER 2000

SUMMARY

- U.S. economic growth has downshifted from the boom conditions of the previous several quarters; a period of more moderate growth lies ahead.

- Growth will still likely prove excessive for a fully employed economy, and mild inflationary pressures will continue to build.

- The Federal Reserve (Fed) tightening cycle has further to go, with additional monetary restraint likely during the second half of the year.

- World Gross Domestic Product (GDP) growth will peak during 2000 at its fastest rate since 1988.

- Financial markets continue to face a difficult cyclical economic environment, with equities at greater risk than bonds.

ECONOMIC REVIEW

    The growth of the U.S. economy appeared to slow significantly during the second quarter, following six quarters of economic boom. Based on preliminary monthly indicators of retail sales, housing and employment, the growth in real GDP seemed to slow to a rate of around 3%. This change was a sudden and sharp deceleration from the 6% rate the prior three quarters and the 5% annualized rate of GDP over the prior six quarters, following the Fed's first easing of monetary policy in response to the 1998 "world financial crisis."

    It is safe to say that the rate of economic growth has slowed, but probably not to the extent suggested by the most recent monthly Government economic reports. The basic underlying fundamentals appear to support continued steady, albeit less robust, growth for the remainder of the year.

CYCLICAL INFLATIONARY PRESSURES CONTINUE TO BUILD:

    The rate of inflation continued to drift moderately higher during the quarter, and inflationary pressures are still evident. The Consumer Price Index
(CPI) has risen at a 3.1% rate over the past year, while the "core" CPI, which excludes volatile food and energy components, has risen at a 2.3% annual rate. Labor costs also remain in a steady accelerating trend, with recent total compensation (wages and benefits) rising at close to a 5% annual rate. Energy prices surged during the spring, with crude oil reaching $33 a barrel, while natural gas prices rose to an all-time high.

    Primarily in response to the tight labor market and concern over future wage inflation, the Fed raised short-term interest rates during May to 6.50%, but left rates unchanged at its June FOMC (Federal Open Market Committee) meeting. The cumulative increase in the Fed's target interest rate during the past 12 months has been 1.75%.

    The recovery in world economies that began during 1999 continued to gather momentum during the quarter, with healthy economic growth evident in the emerging market economies of Asia and Latin America as well as continental Europe. Only Japan, the world's second-largest economy, continues to lag, as a self-sustaining economic expansion remains elusive and deflationary forces continue to prevail.

    Just as in the U.S., many central banks around the world raised official interest rates during the second quarter -- in an attempt to sustain the current low rate of inflation worldwide and maintain a steady and consistent rate of economic growth.

FINANCIAL MARKET REVIEW

    World financial markets slumped during the second quarter in response to widespread central bank monetary restraint, shrinking financial liquidity, and the threat of rising inflation. Financial markets exhibited considerable volatility, as stock and bond markets reacted to often-conflicting indicators of U.S. economic growth and, consequently, the probability of future Fed action.

    During the first six weeks of the quarter, interest rates rose steadily and bond prices slumped. As economic data during late May and June suggested a sharp economic slowdown, interest rates declined and bond prices rallied, diminishing the perceived risk of further Fed tightening. The domestic equity markets also reacted, declining early in the quarter, then rallying during late May and June on growing expectations that economic weakness would cause the Fed to shift to a less restrictive credit policy. The technology-laden NASDAQ Index followed this same pattern in an extremely volatile fashion, declining by 30% early in the second quarter, but rallying by 25% later in the period.

HIGH-GRADE BONDS AGAIN OUTPERFORMED EQUITIES:

    For the second quarter as a whole, domestic equities declined, while bonds registered a modest increase of 1.74%, as measured by the Lehman Brothers Aggregate Bond Index. Virtually all domestic equity market indicators were down, including the S&P 500 Index, which reported a -2.66% total return and the Dow Jones Industrials and NASDAQ Composite, which posted a -3.99% and -13.27% return, respectively.

    World equity markets also declined, with Japan, Asia and Latin America all suffering major losses. Perhaps most significant during the quarter was the apparent bursting of the Internet "bubble," as shares of many marginal Internet companies lost more than 75% of their value in a very short period.

    During the first six months of the year, fixed income markets have consistently outperformed equities, as measured by the Lehman Brothers Aggregate Bond Index's total return of 3.99% and the S&P 500 Index's total return of -0.42%. The single best-performing asset class for the six-month period was long-term Treasury securities, with a total return of nearly 10.00%.

    Foreign equities suffered a negative 4.06% total return, as measured by the Morgan Stanley Europe, Australia and Far East (EAFE) Index, while U.S. high yield bonds declined 1.21% in the first half of the year. Within the U.S. equity market, energy stocks, utilities, semiconductors, and drugs performed best during the first half, while industrial commodity producers (metals, paper, chemicals) and consumer cyclicals performed worst.

ECONOMIC OUTLOOK

    While it seems clear that the U.S. economy is no longer in an economic boom and the rate of economic growth has peaked for the cycle, we nonetheless believe that the most recent Government data exaggerates the magnitude of the slowdown. It is likely that the second quarter witnessed a temporary pause, to be followed by a moderate reacceleration in economic growth during the second half of the year.

    Our expectation for continued economic strength is based upon two critical factors: current financial conditions and current income growth, from both a personal and business perspective. Financial conditions remain generally accommodative in our view, despite the Fed's tightening of the past year, in that: (a) real effective borrowing costs have not reached prohibitive levels; and (b) credit is readily available to most borrowers. Growth in real wage and salary income, along with the recent surge in corporate earnings, will also provide the stimulus for continued growth in consumer spending and capital investment.

    We expect the domestic economy to expand at a 4% annual rate during the remainder of the year, a growth rate above current market and consensus expectations. The implications of this forecast are very significant. In the context of a fully employed economy, a 4% rate of growth is simply too rapid to alleviate inflationary pressures. Consequently, the Fed will likely continue to tighten monetary conditions during the remainder of this year. As 2001 unfolds, we expect the domestic economy to exhibit a pattern of progressive weakness with increasing recession risk.

INFLATIONARY RISKS REMAIN:

    Despite the anticipated moderation in the rate of economic growth, the inflation risk has not diminished because the economy is operating at full employment and at high levels of resource utilization. It is our view that the rate of GDP growth needs to slow to 2% or lower for at least several consecutive quarters so that a better balance between supply and demand can be restored. This would create some slack in labor markets, thus alleviating cumulative inflationary pressures that have been building over the past two years. In the absence of such a slowdown, we expect "core" inflation to continue to drift higher, reaching 3% around year end and 3.5% during 2001.

WORLD GDP GROWTH WILL PEAK DURING 2000:

    Most foreign economies should continue to maintain their current rates of growth for the balance of this year, with perhaps only a moderate slowdown next year. This scenario is in contrast to the more pronounced slowdown expected in the U.S. economy during 2001. Full-year 2000 global GDP is expected to approach 4.5%, which would be the fastest growth in the world economy since 1988. World trade is expected to grow at a better than 8% rate for the year. With most major economies expecting some slowdown in 2001, it appears that the current year will likely mark the business cycle peak in global GDP growth.

FINANCIAL MARKET OUTLOOK

    Financial markets face a difficult environment for the remainder of this year, the result of an increasingly uncertain economic outlook, rising inflation, continued tight monetary conditions, and heightened financial risk, all pressures associated with a business cycle expansion that has reached a mature stage. Moreover, these forces inevitably result in a significant economic slowdown, which leads to a weakening in corporate profits and deterioration in credit. To cope with these pressures, important financial market adjustments in both fixed income and equities, as well as in foreign exchange markets, will be required.

    The primary influence on the markets will be the need for continued monetary restraint by the Fed in order to counter the emerging inflation risk, which inevitably exerts downward pressure on the price of all financial assets. The big unknown is the intensity of these opposing forces -- specifically, the duration and severity of the monetary tightening necessary to effectively reduce economic growth to a non-inflationary rate.

    On a short-term basis, we continue to believe that fixed income markets are better positioned than equity markets to withstand the economic and financial pressures that lie ahead for two main reasons:

ECONOMIC FUNDAMENTALS FAVOR BONDS:

    First, and most important, the principal fundamental factor supporting equities -- corporate profitability -- is more vulnerable than inflation, which is the primary fundamental determinant of fixed income markets.

    The Fed, in its determination not to squander the enormous progress made in the battle against inflation during the past two decades, is prepared to tighten monetary conditions to the extent necessary to achieve and maintain price stability. The economic consequence of sustaining this monetary restraint policy will likely be a gradual slowdown in economic activity during the next 12 months, with negative implications for corporate profits.

TRADITIONAL VALUATION MEASURES FAVOR BONDS:

    The second reason for equity market vulnerability relates to valuation and investor sentiment.

    High-grade fixed income markets offer excellent fundamental value in the form of high current market yields, which provide a comfortable premium over the current and prospective rates of inflation. Consistent with this attractive valuation, bond market sentiment remains negative, which is positive from a contrarian perspective. The most attractive segments of the market are high-grade corporates and residential mortgage bonds, offering market yields to maturity in excess of 8%.

    Conversely, the domestic equity market is characterized by excessive valuation along with a high degree of investor complacency.

    Consequently, we expect bonds to outperform equities for full-year 2000 -- for the first calendar year since 1990. However, a significant rally in bonds must await evidence that a sustained and decisive slowdown in economic growth is underway, which may not occur until 2001.

TECHNOLOGY VERSUS NON-TECHNOLOGY EQUITIES:

    While the overall domestic equity market appears to be vulnerable to a setback, it is important to differentiate between the technology and non-technology segments. In aggregate, the non-tech sectors of the market have performed poorly in recent years. In fact, while the overall S&P 500 Index has appreciated by nearly 30% for the two years ending June 30, the remaining non-tech components of the Index in the aggregate have been flat and seem to offer reasonable value. Overall, the non-tech components of the Index have a current median price-to-earnings ratio (P/E multiple) of only 15, quite reasonable by historical standards. This compares with the median P/E multiple of 25 for the entire Index and 50 for technology stock components. Both valuations seem excessive relative to sustained long-term earnings growth prospects.

    Despite a sharp sell-off in the spring, the technology sector, which currently represents 30% of the S&P 500 Index weighting, remains vulnerable to further stock price declines. Most institutional fund managers remain overweighted in tech stocks, investor sentiment toward the group appears highly complacent and valuations remain excessive.

    Using the NASDAQ Composite as a proxy for technology sector valuations, the price-to-earnings ratio for the Index is still well in excess of 100. The likely catalyst for a renewed sell-off in the technology sector could be either a severe tightening in monetary conditions and/or disappointments on the earnings front. While current technology industry fundamentals remain excellent, it is unlikely that orders, shipments and, therefore, earnings for high-tech companies will be immune to an inevitable weakening in business conditions over the next 12 to 18 months. This scenario would result in a significant shortfall in technology sector reported earnings relative to aggressive Wall Street estimates.

SHIFT IN MARKET LEADERSHIP:

    On a longer-term secular basis, we continue to believe that equity markets are at a very significant turning point that will involve major changes in market leadership. The most important shift is that value stocks and value funds, which have been laggards for five consecutive years, will likely enjoy a multi-year period of significantly superior performance relative to growth stocks and growth stock funds.

    The market dominance since 1995 of large capitalization technology and select large-cap consumer growth companies appears to be nearing an end. We also believe that small- and mid-capitalization equities will outperform large capitalization stocks.

    Finally, we expect that well-diversified foreign equity funds will outperform domestic equities in local currencies and particularly in dollar-denominated portfolios. This is based on our view that the bull market in the U.S. dollar since 1995 is at an end and that a several-year period of steady dollar depreciation could lie ahead. The most attractive currency within the foreign exchange market is the euro, which appears to be an undervalued currency, based on traditional fundamental factors pertaining to relative growth rates, relative profitability and relative costs of production.

ROBERT F. DELUCIA
Managing Director
CIGNA Investment Management

[LOGO]

       CG CORPORATE INSURANCE VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT 02
                       SCHEDULE OF CHANGES IN UNIT VALUES
                           PERIOD ENDED JUNE 30, 2000

                                   UNAUDITED

                                                                                           Accumulation
                                           Date Initially    Accumulated    Accumulation    Unit Value     % Change     % Change
                                               Funded         Unit Value     Unit Value     06/30/2000    Inception    12/31/1999
Sub-Account                               (Inception Date)   at Inception    12/31/1999        YTD          to YTD       to YTD
CONTRACTS SOLD BEFORE MAY 1, 1998
Alger American Growth Portfolio              02/24/1997       10.000000      22.753794      23.436829       134.37        3.00
Alger American MidCap Growth Portfolio       02/24/1997       10.000000      18.981572      21.657712       116.58       14.10
Alger American Small Capitalization
Portfolio                                    03/31/1997       10.000000      20.398939      20.299701       103.00       (0.49)
Bankers Trust - EAFE-Registered
Trademark- Equity Index Fund                 03/08/1999       10.000000      12.881229      12.094684        20.95       (6.11)
Bankers Trust - Small Cap Index Fund         03/08/1999       10.000000      12.614069      12.846619        28.47        1.84
CIGNA VP Money Market Fund                   12/24/1996       10.008961*     11.278484      11.547423        15.37        2.38
CIGNA VP S&P 500 Index Fund                  02/24/1997       10.000000      18.379394      18.188841        81.89       (1.04)
CIGNA VP Investment Grade Bond Fund          05/11/1999       10.000000       9.851835      10.073022         0.73        2.25
Fidelity VIP Equity-Income Portfolio         02/24/1997       10.000000      13.838011      13.405275        34.05       (3.13)
Fidelity VIP High Income Portfolio           01/29/1997       10.000000      11.711075      11.091160        10.91       (5.29)
Fidelity VIP II Investment Grade Bond
Portfolio                                    01/29/1997       10.000000      11.462104      11.841556        18.42        3.31
Janus Aspen Series Worldwide Growth
Portfolio                                    02/24/1997       10.000000      23.684224      24.059089       140.59        1.58
MFS Emerging Growth Series                   01/29/1997       10.000000      27.146504      26.398798       163.99       (2.75)
MFS Total Return Series                      02/24/1997       10.000000      13.061631      13.342313        33.42        2.15
OCC Equity Portfolio                         02/24/1997       10.000000      13.363501      12.528965        25.29       (6.24)
OCC Managed Portfolio                        01/29/1997       10.000000      12.949336      12.503700        25.04       (3.44)
OCC Small Cap Portfolio                      02/24/1997       10.000000      10.523062      11.864922        18.65       12.75
Templeton International Fund Class I         02/24/1997       10.000000      14.489634      14.504231        45.04        0.10

CONTRACTS SOLD AFTER APRIL 30, 1998
Alger American Growth Portfolio              01/21/1999       10.000000      13.257221      13.669262        36.69        3.11
Alger American MidCap Growth Portfolio       01/21/1999       10.000000      13.340647      15.237194        52.37       14.22
Alger American Small Capitalization
Portfolio                                    06/17/1998       10.000000      15.105161      15.047192        50.47       (0.38)
Bankers Trust - EAFE-Registered
Trademark- Equity Index Fund                 11/11/1999       10.000000      11.038066      10.374769         3.75       (6.01)
Bankers Trust - Small Cap Index Fund         04/21/1999       10.000000      11.774734      12.004191        20.04        1.95
CIGNA VP Money Market Fund                   06/17/1998       10.000000      10.632584      10.897351         8.97        2.49
CIGNA VP S&P 500 Index Fund                  06/17/1998       10.000000      13.373636      13.248621        32.49       (0.93)
CIGNA VP Investment Grade Bond Fund          06/02/1999       10.000000       9.996680      10.231661         2.32        2.35
Fidelity VIP Equity-Income Portfolio         01/21/1999       10.000000      10.769746      10.443713         4.44       (3.03)
Fidelity VIP High Income Portfolio           01/21/1999       10.000000      10.533846       9.986542        (0.13)      (5.20)
Fidelity VIP II Investment Grade Bond
Portfolio                                    06/17/1998       10.000000      10.282392      10.633746         6.34        3.42
Janus Aspen Series Worldwide Growth
Portfolio                                    01/21/1999       10.000000      15.896172      16.164430        61.64        1.69
Janus Aspen Series Balanced Fund             06/19/2000       10.000000         **           9.771982        (2.28)        N/A
MFS Emerging Growth Series                   01/21/1999       10.000000      17.140484      16.685566        66.86       (2.65)
MFS Total Return Series                      05/17/1999       10.000000       9.834193      10.055878         0.56        2.25
Neuberger & Berman AMT Partners Fund         06/06/2000       10.000000         **           9.779454        (2.21)        N/A
OCC Equity Portfolio                         09/01/1999       10.000000      10.056584       9.438286        (5.62)      (6.15)
OCC Managed Portfolio                        01/21/1999       10.000000      10.771008      10.411064         4.11       (3.34)
OCC Small Cap Portfolio                      01/21/1999       10.000000      10.056968      11.351085        13.51       12.87
Templeton International Fund Class I         06/17/1998       10.000000      11.794910      11.818974        18.19        0.20

*      Accumulation unit value as of 12/31/96.

**     As of 12/31/1999, no contributions were invested in funds.

Accumulation Unit Values are net of charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.